Exhibit 32.9

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SurfNet Media Group, Inc. (the "Company") on Form 10-KSB for the period ended February 28, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Arkin, the Chief Executive Officer and Chief Financial Officer of SurfNet Media Group, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects, the financial condition and results of operation of the Company.

Date: June 30, 2005


/s/ Robert D. Arkin
Robert D. Arkin
Chief Executive Officer and Chief Financial Officer


The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of this report or as a separate disclosure document.